UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) if the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 23, 2003

                              L. B. FOSTER COMPANY
               (Exact name of registrant as specified in charter)

      Pennsylvania                  000-10436                    25-1324733
(State of Incorporation)     (Commission File Number)        (I. R. S. Employer
                                                             Identification No.)

415 Holiday Drive, Pittsburgh, Pennsylvania                        15220
  (Address of principal executive offices)                       (Zip Code)

        Registrants telephone number, including area code: (412) 928-3417

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Item 9. Regulation FD Disclosure

On July 23, 2003, L. B. Foster Company (the "Company") issued a press release announcing the Company's results of operations for the second quarter ended June 30, 2003. A copy of that press release is furnished with this report as Exhibit
99.1 and is incorporated herein by reference. In accordance with Securities Act Release No. 33-8216 and Exchange Act Release 34-47583, this report on Form 8-K shall be deemed provided under Items 9 and 12 of Form 8-K.

INDEX TO EXHIBITS

99.1  Press release dated July 23, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              L. B. Foster Company
                                              (Registrant)

Date: July 23, 2003                           By: /s/ David J. Russo
                                              ----------------------------------
                                              David J. Russo
                                              Senior Vice President,
                                              Chief Financial Officer and
                                              Treasurer